UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2010

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32976	33-0675808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street, Hopkinton, Massachusetts	01748
(Address of Principal Executive Offices)	(Zip Code)

(508) 435-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 2, 2010, Caliper Life Sciences, Inc. held its Annual Meeting of Shareholders at its offices in Hopkinton, Massachusetts. As of the record date for the meeting, the Company had 49,990,434 shares of common stock issued and outstanding and entitled to vote at the meeting. Of these shares, 32,389,995 were present in person or represented by proxy at the meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, the Company’s shareholders voted:

1.     To elect three directors to hold office until the 2013 Annual Meeting.

	No. of Shares
	For	Withheld
Van Billet	31,466,112	923,883
Robert C. Bishop, Ph.D.	31,194,940	1,195,055
David V. Milligan, Ph.D.	31,878,012	511,983

2.               To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2010.

No. of Shares
For	Against	Abstain
32,275,418	55,653	58,924

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER LIFE SCIENCES, INC.

June 3, 2010	By:	/s/ Peter F. McAree

Peter F. McAree
Senior Vice President and CFO

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